UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------
                                   Form 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (date of earliest event reported):
                                October 20, 2004

                               FRESH CHOICE, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                 000-20792                 77-0130849
 (State or other jurisdiction    (Commission              (I.R.S. Employer
     of incorporation) No.)        File No.)              Identification No.

                               485 Cochrane Circle
                              Morgan Hill, CA 95037
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (408) 776-0799


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant's Certifying Accountant.

     As previously disclosed in a current report on Form 8-K filed with the Securities and Exchange Commission ("SEC") on September 30, 2004 ("Original Form 8-K"), Grant Thornton LLP notified Fresh Choice, Inc. ("Fresh Choice" or "our") that it will resign as our independent registered public accounting firm following the completion of its review of our financial statements for the quarter ended September 5, 2004. On October 20, 2004, with the filing of Fresh Choice's Form 10-Q for the quarter ended September 5, 2004, Grant Thornton's resignation became effective. Fresh Choice is filing this Form 8-K/A to confirm and update the representations made in the Original Form 8-K for the interim period up to the effective date of Grant Thornton's resignation.

     Consistent with the Original Form 8-K, Fresh Choice's audit committee commenced an immediate search for a new independent registered public accountant, including requesting proposals from other accounting firms.

     Grant Thornton LLP performed an audit of Fresh Choice's consolidated financial statements for the fiscal year ended December 28, 2003. Grant Thornton LLP's report did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the fiscal year ended December 28, 2003 and through the effective date of Grant Thornton's resignation on October 20, 2004, (i) there have been no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to Grant Thornton LLP's satisfaction, would have caused Grant Thornton LLP to make reference to the subject matter of the disagreement(s) in connection with its report for such year, and (ii) there were no "reportable events" as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

     Fresh Choice provided Grant Thornton LLP with a copy of this Form 8-K/A prior to its filing with the SEC and requested Grant Thornton LLP to furnish a letter addressed to the SEC stating whether it agrees with the statements made above. Attached as Exhibit 16 is a copy of Grant Thornton LLP's letter to the SEC dated October 22, 2004.

     As previously reported on Form 8-K, Fresh Choice dismissed Deloitte & Touche LLP as its independent registered public accounting firm effective with the filing of our Annual Report on Form 10-K for the fiscal year ended December 29, 2002. Deloitte & Touche LLP served as our independent registered public accounting firm for the fiscal years ended December 29, 2002, December 30, 2001 and December 31, 2000. Disclosures required by Item 4.01 of Form 8-K were made in Form 8-Ks filed with the SEC on March 4th, 14th and 21st of 2003 for the three fiscal years ended December 29, 2002.


Item 9.01  Financial Statements and Exhibits.

       (c)   Exhibits.

   Exhibit No.                               Description
   -----------                               -----------

       16              Letter of Grant Thornton LLP to the Securities and
                       Exchange Commission.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2004

                                               Fresh Choice, Inc.


                                               By: /s/ David E. Pertl
                                                   -----------------------------
                                                   David E. Pertl
                                                   Executive Vice President and
                                                   Chief Financial Officer